UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 18, 2008


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-7699                         95-1948322
(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California 92503-5527
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01.  Other Events.

     On September 18, 2008, at the Annual Meeting of Shareholders of Fleetwood Enterprises, Inc. (the "Company"), the Company's shareholders approved the five proposals submitted to a vote of the shareholders as described below.

Proposal 1. The following three directors were elected to three-year terms on the Company's Board of Directors to serve until the 2011 annual meeting of shareholders and until their successors are duly elected and qualified: Loren Carroll, Michael Hagan and John Montford. The following directors continued in office after the meeting, but were not elected at the meeting: Paul D. Borghesani, Margaret S. Dano, James L. Doti, David S. Engelman, J. Michael Hagan, John T. Montford, Thomas B. Pitcher, Elden L. Smith and Daniel D. Villanueva. The Company's shareholders voted on this proposal as follows (there were no broker non-votes):

                              For             Withheld
                            ----------       ---------
Loren Carroll               68,546,636       4,197,382
Michael Hagan               66,819,635       5,924,383
John Montford               66,521,663       6,222,355

Proposal 2. The Company's shareholders also approved an amendment to the Company's Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 150,000,000 to 300,000,000 shares and to decrease the par value of the Company's common stock from $1.00 per share to $0.01 per share. The Company's shareholders voted on this proposal as follows (there were no broker non-votes):

For:                        59,347,123
Against:                    13,317,009
Abstain:                        79,886

Proposal 3. The Company's shareholders also approved the possible issuance of more than 20% of the shares of the Company's common stock outstanding, either directly or underlying new securities that may be convertible into or exercisable for the Company's common stock, to settle or otherwise satisfy the Company's upcoming repurchase obligation related to the Company's outstanding 5% convertible senior subordinated debentures. The Company's shareholders voted on this proposal as follows (there were no broker non-votes):

For:                        60,555,367
Against:                     7,409,458
Abstain:                       330,767

Proposal 4. The Company's shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2009. The Company's shareholders voted on this proposal as follows (there were no broker non-votes):


For:                        72,554,398
Against:                       169,832
Abstain:                        19,788

Proposal 5. The Company's shareholders authorized the board of directors of the Company, in its discretion, to adjourn or postpone the annual meeting. The Company's shareholders voted on this proposal as follows (there were no broker non-votes):

For:                        65,617,802
Against:                     7,058,684
Abstain:                        67,532


                              SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 22, 2008
                                   FLEETWOOD ENTERPRISES, INC.



                                   /s/  Leonard J. McGill
                                       --------------------------
                                   Leonard J. McGill
                                   Senior Vice President,
                                   General Counsel and Secretary